UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2010

WILSHIRE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4673	84-0513668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Gateway Center, Newark, NJ		07102
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code:    (201) 420-2796

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The common stock of Wilshire Enterprises, Inc. (the “Company” or “Wilshire”) ceased trading on the NYSE Amex, LLC following the close of market on January 26, 2010.  Effective January 27, 2010, the Company’s common stock will be quoted on the OTC Bulletin Board with a trading symbol of WLSE.OB.

On January 27, 2010, the Company issued a press release announcing its move to the OTC Bulleting Board and its symbol change. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

All non-historical statements contained herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may use such forward-looking terminology as “expect,” “look,” “believe,” “plan,” “anticipate,” “may,” “will” or similar statements or variations of such terms or otherwise express views concerning trends and the future. Such forward-looking statements involve certain risks and uncertainties, including risks cited in reports filed by Wilshire with the Securities and Exchange Commission. Actual results may differ materially from such forward-looking statements. Wilshire assumes no obligation for updating any such forward-looking statement at any time.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Wilshire Enterprises, Inc., dated January 27, 2010.

SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

By:	/s/ S. Wilzig Izak
Name:	S. Wilzig Izak
Title:	Chairman of the Board and Chief Executive Officer

Dated: January 27, 2010

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of Wilshire Enterprises, Inc., dated January 27, 2010.	E